Section 16(a) Beneficial Ownership Reporting Compliance

style='color:black'>Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Registrant’s trustees and executive officers, investment adviser, affiliated persons of the investment adviser, and persons who own more than 10% of a registered class of the Registrant’s equity securities to file Section 16(a) forms with the SEC reporting their affiliation with the Registrant, their ownership, and changes in their ownership of the Registrant’s shares. Those persons and entities are required by SEC regulations to furnish the Registrant with copies of all Section 16(a) forms they file or those filed on their behalf. Based solely on a review of those Section 16(a) forms furnished to it, the Registrant believes that all such filing requirements were met on a timely basis during the last fiscal year, except with respect to the filings described below.

On August 11, 2021, a Form 3 was filed on behalf of Michael Scholten, Chief Financial Officer of the Registrant. That filing should have been made by August 8, 2021.

On October 12, 2021, a Form 3 was filed on behalf of Deanna Strable-Soethout, Director of the Registrant’s investment adviser. That filing should have been made by July 10, 2021.

On October 12, 2021, a Form 3 was filed on behalf of Kenneth McCullum, Director of the Registrant’s investment adviser. That filing should have been made by December 27, 2020.

On October 20, 2021, a Form 3 was filed on behalf of Barbara Wenig, Executive Director - Global Operations and Platforms of the Registrant’s investment adviser. That filing should have been made by October 9, 2021.

On November 1, 2021, a Form 3 was filed on behalf of Todd Jablonski, Chief Investment Officer of the Registrant’s investment adviser’s internal boutique. That filing should have been made by July 5, 2019.